PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

PRIAC VARIABLE CONTRACT ACCOUNT A

Prudential Retirement Security Annuity VII

Supplement to Prospectus and Statement of Additional Information Dated May 1, 2021

Supplement dated September 16, 2021

This Supplement should be read and retained with the current Prospectus and Statement of Additional Information (“SAI”) for your Annuity. This Supplement updates certain information contained in the Prospectus and SAI for insurance products issued by Prudential Retirement Insurance and Annuity Company. If you would like another copy of the current Prospectus or SAI, please contact us at 1-877-778-2100.

On July 21, 2021, Great-West Life & Annuity Insurance Company (“Great-West”) (which operates under the brand name “Empower Retirement”) and Prudential Financial, Inc. (“PFI”) announced a strategic transaction whereby, among other things, Great-West will acquire all of the outstanding shares of Prudential Retirement Insurance and Annuity Company (“PRIAC”) (the “Transaction”). The Transaction is expected to close in the first quarter of 2022, subject to receipt of regulatory approvals and satisfaction of other closing conditions.

Upon the closing of the Transaction, PRIAC, currently a subsidiary of PFI, will become a subsidiary of Great-West. PRIAC will continue to administer and provide all contractual benefits of your annuity. The terms, features and benefits of your annuity contract will NOT change as a result of the Transaction. All guarantees remain the responsibility of PRIAC under the terms of your annuity contract.

For additional information about the Transaction, please visit PFI’s website at www.news.prudential.com or to learn more about Empower Retirement, please visit their website at www.empower-retirement.com.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS

2021-PROSUPP-7-PRSA VII